UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

November 21, 2024
Date of Report (Date of earliest event reported)

ARC Document Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32407	20-1700361
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12657 Alcosta Blvd, Suite 200
San Ramon, California 94583
(Address of principal executive offices) (Zip Code)

(925) 949-5100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 21, 2024, ARC Document Solutions, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). A summary of the matters voted upon by stockholders at the Special Meeting is set forth below.

Proposal 1. The Merger Agreement Proposal

The Company’s stockholders approved and adopted the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time), dated as of August 27, 2024 (the “Merger Agreement”), by and among the TechPrint Holdings, LLC, a Delaware limited liability company (“Parent”), TechPrint Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, pursuant to which Merger Sub will merge with and into the Company with the Company surviving the merger as the surviving corporation and a subsidiary of Parent (the “Merger”), and approved the transactions contemplated thereby, including the Merger (“Merger Agreement Proposal”). The final voting results for the Merger Agreement Proposal are as follows:

Votes For	Votes Against	Abstentions
31,274,519	1,455,989	889,538

Proposal 2. The Merger-Related Compensation Proposal.

The Company’s stockholders approved, on a nonbinding, advisory basis, certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Merger-Related Compensation Proposal”). The final voting results for the Merger-Related Compensation Proposal are as follows:

Votes For	Votes Against	Abstentions
27,739,291	3,198,370	2,682,385

Proposal 3. The Adjournment Proposal.

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there were insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting (“Adjournment Proposal”). The Adjournment Proposal was approved by the requisite vote of the Company’s stockholders. However, adjournment of the Special Meeting was deemed unnecessary because there was a quorum present and there was a sufficient number of shares of the Company’s common stock present at the time of the Special Meeting to approve the Merger Agreement Proposal.

Votes For	Votes Against	Abstentions
30,677,007	2,282,450	660,589

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Document Solutions, Inc.

Date: November 21, 2024

	By:	/s/ Tracey Luttrell
		Name:	Tracey Luttrell
		Title:	Corporate Counsel & Corporate Secretary